NEWMONT SECTION 16 OFFICER LONG-TERM INCENTIVE PLAN (Effective January 1, 2024) 2 NEWMONT SECTION 16 OFFICER LONG-TERM INCENTIVE PLAN (Effective January 1, 2024) PURPOSE This Section 16 Officer Long-Term Incentive Plan (the “Section 16 LTIP”) is a long-term incentive compensation program that includes the Restricted Stock Unit Bonus program and Performance Stock Unit Bonus program. This Section 16 LTIP is an amendment and restatement of the Senior Executive Compensation Program effective on January 1, 2023. The purpose of the Restricted Stock Unit Bonus program and the Performance Stock Bonus program is to provide Eligible Employees a direct interest in the success of the operations of Newmont Corporation (“Newmont”). The Eligible Employees will be rewarded in accordance with the terms and conditions described below. I. DEFINITIONS The capitalized terms used in this Section 16 LTIP shall have the same meaning as the capitalized terms in the 2020 Stock Incentive Compensation Plan, unless otherwise defined or stated herein. The following terms used in this Section 16 LTIP shall have the meanings set forth below. 1.1 “Absolute Total Shareholder Return” means; (a) the average closing price of Common Stock for the 30 trading days, excluding the final 5 trading days for administrative purposes, on the New York Stock Exchange of the TSR Performance Period, minus (b) the share price used to determine the Target Performance Stock Bonus, assuming dividends are reinvested as of the ex-dividend date, divided by (c) the share price used to determine the Target Performance Stock Bonus. The LDCC retains authority to make adjustments for extraordinary events affecting the calculations. 1.2 “Award Recipient” means an Eligible Employee who has been granted a Performance Stock Bonus, a Restricted Stock Unit Bonus, or both, as applicable. 1.3 “Cause” means a) engagement in illegal conduct or gross negligence or willful misconduct, provided that if the Award Recipient acted in accordance with an authorized written opinion of Newmont’s, or an Affiliate’s, legal counsel, such action will not constitute “Cause;” b) any dishonest or fraudulent activity by the Award Recipient or the reasonable belief by Newmont or an Affiliate of the Award Recipient’s breach of any contract, agreement or representation with the Newmont or an Affiliate, or c) violation, or Newmont’s or an Affiliate’s belief of Award Recipient’s violation, of Newmont Corporation’s Code of Conduct and/or underlying policies and standards. 1.4 “Change of Control Price” means the price per share of Common Stock offered to a holder thereof in connection with any transaction resulting in a Change of Control on a fully- diluted basis (as determined by the LDCC as constituted before the Change of Control, if any part

3 of the offered price is payable other than in cash), or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of a share of Common Stock on any of the 30 trading days immediately preceding the date on which such Change of Control occurs. 1.5 “Code Section 409A” shall have the meaning ascribed to such term in Section 6.7 of this Section 16 LTIP. 1.6 “Eligible Employee” means a Section 16 Officer of Newmont. 1.7 “Index Group” means, unless otherwise selected and determined by the LDCC, the companies comprising the VanEck Vectors Gold Miners ETF (each such company, a “member” of the Index Group) and the companies comprising the S&P 500 (such companies, together, as a single member of the Index Group) as of the first day of the TSR Performance Period. 1.8 “LDCC” means the Leadership Development and Compensation Committee of the Board. 1.9 “Participating Employer” means Newmont and any Affiliate. 1.10 “Performance Period” means the period commencing January 1, 2024 and ending December 31, 2026. 1.11 “Performance Stock Bonus” means the bonus payable to an Award Recipient in the form of Restricted Stock Units settled in Common Stock and that vest based on the attainment of performance goals as further described in Section IV and Appendix A and such other terms and conditions set forth in the Award Agreement. 1.12 “Relative Total Shareholder Return” means Newmont’s total shareholder return, defined as the change in the closing price of a share of Common Stock, assuming dividends are reinvested as of the ex-dividend date, between the share price used to determine the Target Performance Stock Bonus and the average closing price of Common Stock for the 30 trading days, excluding the final 5 trading days, on the New York Stock Exchange of the TSR Performance Period; as compared to the total shareholder return, assuming dividends are reinvested as of the ex-dividend date, of the Index Group. The LDCC retains authority to make adjustments for extraordinary events affecting the calculations. 1.13 “Restricted Stock Unit Bonus” means the bonus payable to an Award Recipient in the form of an award of Restricted Stock Units settled in Common Stock and subject to vesting and such other terms and conditions as specified in the applicable Award Agreement. 1.14 “Retirement” means at least age 55, and, at least 5 years of continuous employment with Newmont and/or an Affiliate, and, a total of at least 65 when adding age plus years of continuous employment. This definition differs from the definition of retirement in other benefits plans, such as pension plans of Newmont, and shall not alter those definitions. 1.15 “Section 16 Officer” means an officer as defined in Section 16(b) of the Exchange Act. 4 1.16 “Target Performance Stock Bonus” means the number of shares of Common Stock equal to the quotient arrived at by dividing the annual dollar value set by the LDCC during their annual compensation review process for each Award Recipient, divided by the average closing price of the Common Stock for the 25 trading days on the New York Stock Exchange prior to and including the Grant Date of the Performance Stock Bonus. 1.17 “Target Restricted Stock Unit Bonus” means the number of shares of Common Stock equal to quotient arrived at by dividing the annual dollar value set forth by the LDCC during their annual compensation review process for each Award Recipient, divided by the Fair Market Value of the Common Stock on the Grant Date. 1.18 “Terminated Award Recipient” shall mean an Award Recipient whose employment terminates as a result of any one of the following circumstances: (a) Retirement, (b) death, (c) termination of employment entitling the Award Recipient to (i) benefits under the Executive Severance Plan of Newmont or (ii) separation benefits for any involuntary termination, other than for Cause, for an Award Recipient not eligible for benefits under the Severance Plan of Newmont or the Executive Severance Plan of Newmont, or (d) circumstances entitling an Award Recipient to long-term disability benefits of the Participating Employer. 1.19 “TSR Performance Period” means the period commencing on the Grant Date and ending three years later (as may be adjusted for administrative purposes). 1.20 “2020 Stock Incentive Compensation Plan” means the Newmont Corporation 2020 Stock Incentive Compensation Plan (or any successor plan), as amended from time to time. 1.21 “409A CoC” shall have the meaning ascribed to such term in Section 5.2 of this Section 16 LTIP. II. ELIGIBILITY Only Eligible Employees shall be eligible to be granted a Performance Stock Bonus or Restricted Stock Unit Bonus hereunder. III. RESTRICTED STOCK UNIT BONUS 3.1 Determination of Restricted Stock Unit Bonus—In General. The number of Restricted Stock Units subject to a Restricted Stock Unit Bonus shall be equal to the Target Restricted Stock Unit Bonus. 3.2 Separation of Employment and Payment of Restricted Stock Unit Bonus. Unless otherwise provided for in the terms of an Award Recipient’s Award Agreement, an Award Recipient shall not be entitled to payment of a Restricted Stock Unit Bonus as a result of any separation of employment, voluntary or involuntary, except as provided in Section 5.2 below. In the interest of clarity, in the event of any conflict or other inconsistencies between this Section 3.2 and the relevant provisions of the Restricted Stock Unit Award Agreement, the terms of the Restricted Stock Unit Award Agreement shall prevail.

5 3.3 Form of Payment. The Restricted Stock Unit Bonus shall be settled in shares of Common Stock (payable in whole shares only rounded down to the nearest share). IV. PERFORMANCE STOCK BONUS 4.1 Determination of Performance Stock—In General. The Performance Stock Bonus shall be calculated as soon as reasonably practicable after the LDCC determines the Performance Stock Bonus Payout Factor as described in Section 4.3 below. Following such determination, payment of the Performance Stock Bonus shall be made to Award Recipients as soon as reasonably practicable, in accordance with Section 4.5 below. 4.2 Calculation of Performance Stock Bonus. The number of Restricted Stock Units that shall vest under a Performance Stock Bonus shall be equal to the Target Performance Stock Bonus times the percentage dictated by the Performance Stock Bonus Payout Factor and corresponding schedule in Appendix A. 4.3 Calculation of the Performance Stock Bonus Payout Factor. The Performance Stock Bonus Payout Factor will be calculated based on the following metrics: 60% shall be based on Relative Total Shareholder Return and the corresponding percentage payout based on the schedule attached hereto in Appendix A. 20% shall be based on Return on Capital Employed based on the schedule adopted by the LDCC, attached hereto in Appendix A. 10% Executive Female Representation based on the schedule adopted by the LDCC, attached hereto in Appendix A. This is an aspirational metric that the Company is striving to achieve, subject to applicable law. The Company is an equal employment opportunity employer and does not make employment-related decisions based on gender. 10% Scope 1 & 2 Emission Reduction Key Project Milestones based on the schedule adopted by the LDCC, attached hereto in Appendix A. In the event that Absolute Total Shareholder Return over the TSR Performance Period is negative, the Performance Stock Bonus Payout Factor shall be capped at 100% for all metrics. Additionally, the total value maximum of any calculated Performance Stock Bonus shall not exceed four times the dollar value of the Target Performance Stock Bonus. In the event this maximum amount is exceeded, the Performance Stock Bonus shall be reduced to a number of shares equaling four times the dollar value of the Target Performance Stock Bonus divided by the average closing price of Common Stock for the 30 trading days, excluding the final 5 trading days, on the New York Stock Exchange of the TSR Performance Period, rounded down to the nearest whole share. 4.4 Separation of Employment and Payment of Performance Stock Bonus. An Award Recipient shall not be entitled to payment of a Performance Stock Bonus on or after any separation of employment, voluntary or involuntary, unless such Award Recipient meets the requirements of a Terminated Award Recipient. A Terminated Award Recipient shall be eligible to vest in a number of Restricted Stock Units based on the performance goal attainment level of the performance metrics set forth in Section 4.3 and Appendix A that will be determined following 6 the conclusion of the relevant performance periods, subject to proration based on the period during which the Terminated Award Recipient between the Grant Date and the date of employment termination, as set forth in the Award Agreement. Further, a Terminated Award Recipient who is subject to an involuntary termination entitling the Terminated Award Recipient to benefits under the Severance Plan of Newmont or the Executive Severance Plan of Newmont must execute and deliver an effective Waiver and Release pursuant to terms of such applicable plan in order to receive payment under this Section 4.4. 4.5 Form of Payment. The Performance Stock Bonus shall be settled in Common Stock (payable in whole shares only rounded down to the nearest whole share). Upon the payment of the Performance Stock Bonus in Common Stock, an Award Recipient shall also be entitled to a cash payment equal to any dividends paid during the period between the Grant Date and the date of settlement with respect to the Common Stock issued upon settlement of the Performance Stock Bonus, minus any applicable taxes. 4.6 Performance Stock Bonus for Newly Hired or Newly Promoted Eligible Employees. In the event an individual is hired as an Eligible Employee, or promoted into an Eligible Employee position, such Eligible Employee may be eligible for payment of a pro-rated Performance Stock Bonus, as determined in the sole discretion of the LDCC, at each date of payment of a Performance Stock Bonus after the date of hire or after the date of promotion. V. CHANGE OF CONTROL 5.1 Restricted Stock Unit Bonus. In the event of a Change of Control, 1/3 of each Restricted Stock Unit Bonus for the current year shall immediately be granted at target level in the form of a restricted stock award vesting on January 1 of the year immediately following the year in which the Change of Control occurred, and another 1/3 on each of the following two January 1 anniversaries. The Restricted Stock Unit Award Agreement shall provide for immediate vesting of all outstanding Restricted Stock Units upon a termination of employment entitling the Award Recipient to benefits under the applicable Executive Change of Control Plan of Newmont. 5.2 Performance Stock Bonus. In the event of a Change of Control, each Award Recipient, including Terminated Award Recipients, shall become entitled to the payment of a Performance Stock Bonus. The Performance Stock Bonus shall be calculated in the manner stated in Section 4.2 above, with the exception that (i) the TSR Performance Period shall be deemed to end on the date of the Change of Control, (ii) the Change of Control Price shall be substituted for the ending price for the TSR Performance Period for purposes of Section 4.3 above for the Relative Total Shareholder Return component of the Performance Stock Bonus Payout Factor, and actual performance as of the time of the Change of Control shall be used for purposes of non-Relative Total Shareholder Return components of the Performance Stock Bonus Payout Factor, and (iii) the Performance Stock Bonus Payout Factor for purposes of Section 4.3 above will be based on Relative Total Shareholder Return utilizing the Change of Control Price as the final closing price of a share of Common Stock and actual performance as of the time of the Change of Control for non-Relative Total Shareholder Return components. The Performance Stock Bonus shall be paid out as follows: (I) (A) a pro rata portion of the Restricted Stock Units shall become vested and shall settle immediately before the Change of Control in a number of shares of common stock of the acquiring or resulting corporation or any parent or subsidiary thereof or that may be issuable

7 by another corporation that is a party to the transaction resulting in such Change of Control received in such transaction by holder of the common stock (such common stock, “Acquirer Stock”) equal to (x) the number of shares of Acquirer Stock received by such a holder for each share of the Common Stock held by such holder in such transaction multiplied by (y) the number of shares of common stock subject to such percentage, or (B) if Acquirer Stock is not issued in connection with such transaction, cash in an amount equal to the Change of Control Price multiplied by the number of shares of common stock subject to such percentage of the Performance Stock Bonus, within 5 days following the date of the Change of Control (provided, however, that if such Change of Control does not constitute a change in the ownership or effective control of Newmont or of a substantial portion of the assets of Newmont, pursuant to Treasury Regulations Section 1.409A-3(i)(5) (a “409A CoC”), with such percentage of the Performance Stock Bonus so paid when the Performance Stock Bonus would otherwise have been paid in accordance with Article IV, and (II) the percentage of the Performance Stock Bonus equal to the percentage of the TSR Performance Period that did not elapse prior to the Change of Control shall be paid in the form of (A) restricted stock units covering a number of shares of Acquirer Stock equal to (x) the number of shares of Acquirer Stock received by a holder of common stock for each share of common stock held by such holder in such transaction multiplied by (y) the number of shares of common stock subject to such percentage of the Performance Stock Bonus, that will have a vesting period equal to the Performance Period otherwise remaining as of the date of Change of Control, or (B) if Acquirer Stock is not issued in connection with such transaction, a deferred compensation arrangement with a balance initially equal to the Change of Control Price multiplied by the number of shares of Common Stock subject to such percentage of the Performance Stock Bonus, that will have a vesting period equal to the Performance Period otherwise remaining as of the date of the Change of Control and a value from time to time as if such initial balance were invested in such deemed investment as the LDCC as constituted before the Change of Control shall determine in its discretion. The portion of the Performance Stock Bonus described in clause (II) of the preceding sentence shall vest upon any termination of employment of the Award Recipient with a Participating Employer prior to the expiration of the vesting period, with the exception of voluntary termination or termination for Cause, as defined in Newmont’s Executive Change of Control Plan. Such portion shall be paid in cash within 5 days following the vesting; provided, however, that if such Change of Control does not constitute a 409A CoC, such portion, to the extent vested in accordance with this sentence, shall be so paid when they would otherwise have been paid in accordance with Article IV. VI. GENERAL PROVISIONS 6.1 Administration. This Section 16 LTIP shall be administered by the LDCC or its delegee. All actions by Newmont under this program shall be taken by the LDCC or its delegee. The LDCC shall interpret the provisions of this program in its full and absolute discretion. All determinations and actions of the LDCC with respect to the program shall be taken or made in its full and absolute discretion in accordance with the terms of this program and shall be final, binding and conclusive on all persons. 6.2 Plan Unfunded. This Section 16 LTIP shall be unfunded and no trust or other funding mechanism shall be established for this program. All benefits to be paid pursuant to this program shall be by Newmont or another Participating Employer from its respective general assets, and an Award Recipient or Terminated Award Recipient (or their heir or devisee) shall not have 8 any greater rights than a general, unsecured creditor against Newmont or another Participating Employer, as applicable, for any amounts payable hereunder. 6.3 Amount Payable Upon Death of Award Recipient. If an Award Recipient who is entitled to payment hereunder dies after becoming eligible for payment but before receiving full payment of the amount due, or if an Award Recipient dies and becomes a Terminated Award Recipient, all amounts due shall be paid as soon as practicable after the death of such Award Recipient to the beneficiary or beneficiaries designated by such Award Recipient to receive life insurance proceeds under Newmont’s life insurance plan, with the exception of Performance Stock Bonuses, which shall be paid from a timing perspective according to Section 4.4. In the absence of an effective beneficiary designation under such plan, any amount payable hereunder following the death of such Award Recipient shall be paid to their estate. 6.4 Reimbursement. The LDCC, to the full extent permitted by governing law, shall have the discretion to require reimbursement of any portion of a Performance Stock Bonus previously paid to an Award Recipient pursuant to the terms of this Section 16 LTIP if: a) the amount of such Performance Stock Bonus was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, and; b) the amount of such Performance Stock Bonus that would have been awarded to the Award Recipient had the financial results been reported as in the restatement would have been lower than the Performance Stock Bonus actually awarded or; c) a reimbursement is permitted or required by any clawback standard adopted by Newmont, including a standard adopted after the effective date of this Section 16 LTIP. The approach used to determine the amount of reimbursement will be based on commonly used valuation methodologies or those as supported or validated by an independent third party with expertise in related matters. Additionally, the LDCC, to the full extent permitted by governing law, shall have the discretion to require reimbursement of any portion of a Restricted Stock Unit Bonus, Performance Stock Bonus previously paid to an Award Recipient pursuant to the terms of this Section 16 LTIP if the Award Recipient is terminated for Cause. In the interest of clarity, this Section 6.2 supplements, and does not replace, any recoupment provision set forth in the applicable Award Agreement. 6.5 Right of Offset. To the extent permitted by applicable law, Newmont or a Participating Employer may, in its sole discretion, apply any bonus payments otherwise due and payable under this Section 16 LTIP against debts of an Award Recipient to Newmont or an Affiliate. By accepting payments under this Section 16 LTIP, all Award Recipients consent to the reduction of any compensation paid to the Award Recipient by Newmont or an Affiliate to the extent the Award Recipient receives an overpayment from this Section 16 LTIP. 6.6 Termination and Amendment. The Board may at any time amend, modify, suspend or terminate this Section 16 LTIP; provided, however, that the LDCC may, consistent with its administrative powers, waive or adjust provisions of this Section 16 LTIP as it determines necessary from time to time. The LDCC may amend the terms of any Award theretofore granted hereunder, but no such amendment shall be inconsistent with the terms and conditions of this Section 16 LTIP or materially impair the previously accrued rights of the Award Recipient to whom such award was granted with respect to such award without their consent, except such an amendment made to cause this Section 16 LTIP or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules. Further, upon or following a Change of Control,

9 Section V of this Section 16 LTIP may not be amended, suspended, or terminated until the obligations of Section V of this Section 16 LTIP have been fully satisfied with respect to such Change of Control. 6.7 Severability. If any section, subsection or specific provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Section 16 LTIP, and this Section 16 LTIP shall be construed and enforced as if such illegal and invalid provision had never been set forth in this Section 16 LTIP. 6.8 No Right to Employment. The establishment of this Section 16 LTIP shall not be deemed to confer upon any Award Recipient any legal right to be employed by, or to be retained in the employ of, Newmont or another Participating Employer, or to give any Award Recipient any right to receive any payment whatsoever, except as provided under this Section 16 LTIP. All Award Recipients shall remain subject to discharge from employment to the same extent as if this Section 16 LTIP had never been adopted. 6.9 Successors. This Section 16 LTIP shall be binding upon and inure to the benefit of Newmont and Award Recipients and their respective heirs, representatives and successors. 6.10 Section 409A. It is the intention of Newmont that awards and payments under this Section 16 LTIP comply with or be exempt from Section 409A of the Code and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”), and Newmont shall have complete discretion to interpret and construe this program and any related plan or agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A. If for any reason, such as imprecision in drafting, any provision of this program and/or any such plan or agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by Newmont in a manner consistent with such intent, as determined in the discretion of Newmont. None of Newmont nor any other Participating Employer shall be liable to any Award Recipient or any other person (i) if any provisions of this program do not satisfy an exemption from, or the conditions of, Code Section 409A, or (ii) as to any tax consequence expected, but not realized, by any Award Recipient or other person due to the receipt or payment of any award under this Section 16 LTIP. This Section 6.10 supplements any provisions related to Code Section 409A contained in the Award Agreements. 6.11 Inapplicability of ERISA. This Section 16 LTIP is intended to be a program described in Department of Labor Regulation Sections 2510.3-1(b) and 2510.3-2(c), and shall not be considered a plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended. 10 APPENDIX A Performance Stock Bonus Payout Factor Schedule: Newmont grants Performance Stock Bonus awards based on four metrics: Relative Total Shareholder Return Return on Capital Employed Executive Female Representation Scope 1 & 2 Emission Reduction Key Project Milestones 60% 20% 10% 10% 1) Relative Total Shareholder Return (“TSR”) relative to the TSR of the members of the Index Group at the end of the TSR Performance Period. Any company that goes bankrupt will have a TSR of -100%. Acquired companies will be excluded. A payout will be based on the following payout factor schedule: Percentile Payout 80th percentile 200% 75th percentile 180% 55th percentile 100% 25th percentile 50% Below 25th percentile 0% Interpolation shall be used between the above percentiles. 2) Return on Capital Employed Threshold (50% payout) Target (100% payout) Maximum (200% payout) 6.0% 7.0% 8.0%

11 3) Executive Female Representation Threshold (50% payout) Target (100% payout) Maximum (200% payout) 38% 41% 43% 4) Scope 1 & 2 Emission Reduction Key Project Milestones Threshold (50% payout) Target (100% payout) Maximum (200% payout)  Advance Cadia Power Purchase Agreement through Feasibility  Advance Boddington study and Power Purchase Agreement through Feasibility  Threshold AND  Advance one other project through Prefeasibility (preliminary reviews suggests likely Merian)  Target AND  Advance one or more projects into execution (preliminary reviews suggests likely Cadia and Boddington)